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                                CASH TRANSACTIONS


                      CABCO TR FOR FLORIDA POWER AND LIGHT


June 1, 2001              Receipt of Interest on                     $881,250.00
                          Florida Power and Light 7.05%

June 1, 2001              Funds Disbursed to
                          Holders of CABCO
                          Trust Certificates                         $881,250.00


















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